EXHIBIT 10.1
                                                                    ------------

    AMENDMENT NO. 2 TO WORKING CAPITAL FUNDING AGREEMENT AND SHORT-TERM NOTE

         This AMENDMENT NO. 2 TO WORKING CAPITAL FUNDING AGREEMENT AND SHORT-TERM NOTE, dated as of May 21, 2003 ("Amendment No. 2"), is entered into by and between Ophthalmic Imaging Systems, a California corporation ("OIS"), and MediVision Medical Imaging Ltd., and Israeli corporation ("MediVision").

                               W I T N E S S E T H:

         WHEREAS, OIS and MediVision are parties to that certain Working Capital Funding Agreement, dated as of July 13, 2000 and amendment No. 1 The working Capital Funding Agreement as of July 1, 2001 (the "Agreement"), whereby, among other things, MediVision agreed to make loans to OIS for working capital purposes in the principal amount of up to $2,500,000 (the "Maximum Principal Amount"), which borrowings are convertible, at MediVision's option, into shares of OIS common stock pursuant to the terms and conditions contained in the Agreement (all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement);

         WHEREAS, OIS has executed and delivered to MediVision the Working Capital Note evidencing the foregoing;

         WHEREAS, the parties hereto desire to amend the Agreement and the Working Capital Note in accordance with the terms and conditions set forth herein, which the parties hereto acknowledge and agree is for their mutual benefit and understanding.

         NOW, THEREFORE, intending to be legally bound and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Amendment. The Agreement is hereby amended to modify the repayment terms and to extend the maturity date to January 1, 2005. Payments made against these notes, including the Short-Term Note are to be applied on a First in First out
                  (FIFO) basis application to the principal and interest of the oldest Note on record.

         2. Options. With the extended maturity date of the notes, the option conversion period is extended to conform to the amendments in this agreement.

         3. Ratification. Except as expressly modified by this Amendment No. 2, the Agreement and all of its terms, covenants, and provisions is in all respects, ratified, confirmed and approved. This Amendment No. 2 shall become effective on the date hereof.

         4. Counterparts. This Amendment No. 2 may be executed in counterparts, each of which shall be deemed an original, but all of which shall be deemed to be and constitute one and the same instrument.


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

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to Working Capital Funding Agreement as of the date first above written.

OPHTHALMIC IMAGING SYSTEMS

By: /s/ Gil Allon
    -------------------------------------------------
Name: Gil Allon
      -----------------------------------------------
Title: CEO
       ----------------------------------------------

Address:                   221 Lathrop Way, Suite I
                           Sacramento, CA  95815
                           Attention:  C.E.O.
                           Facsimile No.  (916) 646-0207
                           Telephone No.  (916) 646-2020


MEDIVISION MEDICAL IMAGING LTD.

By: /s/ Noam Allon
    -------------------------------------------------
Name:  Noam Allon
      -----------------------------------------------
Title: CEO
       ----------------------------------------------

Address:                   P.O. Box 45
                           Industrial Park
                           Yokneam Elit
                           20692 Israel



    [Signature Page to Amendment No. 2 to Working Capital Funding Agreement]



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